                                  THE
                                 ROYCE
                                 FUNDS
             Value Investing in Small Companies For Over 20 Years

                           Royce Value Trust
                         Royce Micro-Cap Trust
                          Royce Global Trust

                          1996 Annual Report

                          www.roycefunds.com

--------------------------------------------------------------------------------
HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

     The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to an investor. This table should be read in conjunction with the Performance Reviews of the Funds.

                                     Amount         Purchase                           NAV             MKT
                  History           Invested         Price           Shares           Value*          Value*
            -------------------  --------------  --------------  ---------------  --------------  --------------

ROYCE VALUE TRUST
------------------
11/28/86    Initial Purchase       $   10,000      $   10.000           1,000       $    9,280      $   10,000
10/15/87    Distribution $.30                           7.000              42
12/31/87    Distribution $.22                           7.125              32            8,578           7,250
12/27/88    Distribution $.51                           8.625              63           10,529           9,238
09/22/89    Rights Offering               405           9.000              45
12/29/89    Distribution $.52                           9.125              67           12,942          11,866
09/24/90    Rights Offering               457           7.375              62
12/31/90    Distribution $.32                           8.000              52           11,713          11,074
09/23/91    Rights Offering               638           9.375              68
12/31/91    Distribution $.61                          10.625              82           17,919          15,697
09/25/92    Rights Offering               825          11.000              75
12/31/92    Distribution $.90                          12.500             114           21,999          20,874
09/27/93    Rights Offering             1,469          13.000             113
12/31/93    Distribution $1.15                         13.000             160           26,603          25,428
10/28/94    Rights Offering             1,103          11.250              98
12/19/94    Distribution $1.05                         11.375             191           27,939          24,905
11/03/95    Rights Offering             1,425          12.500             114
12/07/95    Distribution $1.29                         12.125             253           35,676          31,243
12/06/96    Distribution $1.15                         12.250             247
--------------------------------------------------------------------------------------------------------------
12/31/96                           $   16,322                           2,878       $   41,213      $   36,335
--------------------------------------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST
----------------------
12/14/93    Initial Purchase     $      7,500    $      7.500           1,000     $      7,250    $      7,500
10/28/94    Rights Offering             1,400           7.000             200
12/19/94    Distribution $.05                           6.750               9            9,163           8,462
12/07/95    Distribution $.36                           7.500              58           11,264          10,136
12/06/96    Distribution $.80                           7.625             133
--------------------------------------------------------------------------------------------------------------
12/31/96                         $      8,900                           1,400     $     13,132    $     11,550
--------------------------------------------------------------------------------------------------------------

ROYCE GLOBAL TRUST
---------------------
10/31/96    Initial Purchase     $      4,375    $      4.375           1,000     $      5,280    $      4,375
--------------------------------------------------------------------------------------------------------------
12/31/96                         $      4,375                           1,000     $      5,520    $      4,594
--------------------------------------------------------------------------------------------------------------

* Other than for Initial Purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

                                     [Logo]

Dear Fellow Stockholders:

We are pleased to present our 1996 investment results and our new Annual Report format. Included in this report are Royce Value and Royce Micro-Cap Trusts, as well as Royce
Global Trust, a fund for which we assumed the investment management responsibility on November 1, 1996. We are excited about the opportunity that Royce Global Trust provides and want to welcome our new stockholders to our family.

The second half of the year was a good one in terms of absolute and relative performance for both Royce Value and Royce Micro-Cap Trusts. The shift away from momentum and high growth to value during the summer was beneficial to the Net Asset Value (NAV) and market returns of both Funds in the last six months. Although our Royce Global Trust management tenure has been short, we were pleased with both its early NAV and market price results. Even though the individual fund investment orientations differ, we employ the same systematic decision making process for all three funds. The basic premise is the price one pays for an investment makes a significant difference in the returns one receives.

We invite your comments.
Sincerely,

Charles M. Royce

Charles M. Royce
President

                                    [Photo]

Charles M. Royce,
President and Chief
Investment Officer


                        1996 Performance Results*

                                       RVT               OTCM
        Through 12/31/96:         NAV      MKT       NAV      MKT
                                  ---      ---       ---      ---
        Last 3 months             7.8%     9.4%      8.2%     13.9%
        Last 6 months             8.2%    11.6%      5.0%      5.7%
        1996                     15.5%    16.3%     16.6%     13.9%

*Royce GLobal Trust did not have a full quarter of performance history under Quest Advisory Corp. management.


                         ANNUAL REPORT REFERENCE GUIDE

   Letter to Royce Global Trust Stockholders...PAGE 1

   Royce Global Trust Performance/Portfolio Review...PAGE 2

   RVT/OTCM Stockholder Letter...PAGES 3-6

   RVT Performance/Portfolio Review...PAGES 7-8

   OTCM Performance/Portfolio Review...PAGES 9-10

   Stockholder Information...PAGE 11

   Distribution Reinvestment and Cash Purchase Plan Q & A 's...INSIDE BACK COVER

      The Royce Funds
  Value Investing in Small
Companies for Over 20 Years
                                                   1414 Avenue of the Americas
                                                        New York, NY 10019
                                                          (212) 355-7311
                                                          (800) 221-4268

Dear Royce Global Trust Stockholder:

   We begin the first full calendar year of our new charge encouraged by our early results and excited about the potential that a globally-oriented investment approach offers. On November 1, 1996, when we assumed the investment management responsibility for All Seasons Global Fund, we made two immediate changes to the Fund. We changed its name to Royce Global Trust ('RGT') and its investment focus. The Fund now uses a value oriented approach to invest in global securities without regard to market capitalization. We are pleased to provide our first progress report.

   The first two months of our management, November and December, resulted in reasonable NAV and market price performance. The Fund's NAV was up 4.5% with a market price gain of 5.0%. For the full year, the Fund's NAV was up 8.4%, and the market price was up 9.7%.

   At the outset of our involvement in the Fund's management we indicated that we would become significant stockholders by investing our capital alongside yours. The senior management of your adviser owned over 500,000 shares of Royce Global Trust as of the writing of this letter. We also committed to waive our management fee until the Fund's stock was trading consistently at or above $5.28 (the net asset value per share as of October 31, 1996). The year-end market price was up 13.1% since June 21, 1996, the day before the announcement of the proposal to change managers. We are pleased with the market performance thus far.

   We have focused on restructuring and replacing existing portfolio holdings with equity securities of globally-oriented companies that we know well and whose prices we deem attractive at current levels. At The Royce Funds, we have over 20 years of investment experience and a strong value orientation. We fully expect to continue this tradition with RGT.

   We feel good about our initial progress in terms of the portfolio restructuring and its results. We invite your questions and comments and appreciate your support as fellow stockholders.

   Sincerely,


             Charles M. Royce                          Jack E. Fockler, Jr.                         W. Whitney George

             Charles M. Royce                          Jack E. Fockler, Jr.                         W. Whitney George
                President                                 Vice President                              Vice President

February 14, 1997

P.S. The NAV per share as of this writing is $5.59. To our knowledge, this is the Fund's highest NAV since June 1992.

                               ROYCE GLOBAL TRUST
                        PERFORMANCE AND PORTFOLIO REVIEW

WHAT WE DO

Royce Global Trust ('RGT') is a closed-end fund that invests in securities of globally oriented companies using a disciplined value approach. Normally, at least 65% of the assets will be invested in the securities of companies of at least three countries, including the United States.

HOW WE DID

Beginning on  November 1,  1996,  Quest
Advisory  Corp. assumed  the investment
management   for   RGT.   The    Fund's
investment   approach  was  changed  to
include more of a value oriented equity
focus. NAV  performance  for  the  full
year  reflects  that of  two investment
managers -  Veitia and  Associates  for
the  first ten months (+3.7%) and Quest
Advisory   Corp.   for   November   and
December  (+4.5%). NAV total return for
the full year was 8.4%.

Cash  represented  31%  of  total   net
assets  as of  December 31,  1996, down
from 43% as of  October 31, 1996.  This
was   a  reflection  of   our  work  in
progress  as   we  replaced   inherited
positions    with   globally   oriented
companies  we   know  well   and   deem
attractive  at  current prices.  A good
example  is   Velcro  Industries,   the
Fund's  top position at year-end. Based
in the Netherlands, Velcro is  believed
to   have  approximately   50%  of  the
world's hook and loop fastener  market.
The  Velcro name is synonymous with the
word 'fastener,' like  Kleenex is  with
'tissue.'

We  are  excited about  the opportunity
before us, as  we were  some ten  years
ago   when   we   began   our  flagship
closed-end fund, Royce Value Trust.


         PORTFOLIO DIAGNOSTICS

   Median Mkt Cap:           $436 mil
   Wtd. Avg. P/E:            11.1x
   Wtd. Avg. P/B:            1.5x
   Wtd. Avg. Yield:          4.0%


            FUND HIGHLIGHTS

 Fund Assets:             $44,154,298
 NAV Per Share:           $5.52
 Market Price Per Share:  $4.5938
 Shares Outstanding:      7,998,419
 Symbol:                  FUND


    TOTAL RETURNS THROUGH 12/31/96

                           NAV    MKT
                           ---    ---
Nov. 1 - Dec. 31, 1996*:  +4.5%  +5.0%
4th Quarter:              +4.5% +11.4%
1-Year:                   +8.4%  +9.6%

*Quest Advisory management effective
date: 11/1/96


     PORTFOLIO INDUSTRY BREAKDOWN

             [PIE CHART]

* Excludes cash and cash equivalents


                                % OF
  TOP TEN POSITIONS          NET ASSETS
  -----------------          ----------
 1. Velcro Industries           2.3%
 2. Willis Corroon Group        2.2%
 3. PXRE                        2.0%
 4. Standard Commercial         2.0%
 5. Lazare Kaplan International 1.9%
 6. Stanhome                    1.8%
 7. Leucadia National           1.8%
 8. Suzy Shier                  1.7%
 9. Scitex                      1.6%
10. DIMON                       1.6%

          The Royce Funds
Value Investing in Small Companies for
           Over 20 Years

                                                   1414 Avenue of the Americas
                                                        New York, NY 10019
                                                          (212) 355-7311
                                                          (800) 221-4268

Dear Shareholder:

   SMALL-CAP SECURITIES WERE BULLIED IN 1996 FOR
A THIRD STRAIGHT YEAR BY THEIR LARGE-CAP
BRETHREN. After running even in the first
six months, small-cap stocks                              [MAN]
fell behind in the more volatile
second half. For the full year, the Russell 2000 Index of small-cap stocks was up 16.5% versus a gain of 23.0% for the large-cap oriented S&P 500 Index.

   Perhaps the more interesting story in 1996 was the return of market volatility. The Russell 2000 recorded four down months in 1996, twice as many as in 1995. According to the independent mutual fund evaluation service, Morningstar, 361 mutual funds, or 16% of the 2,255 diversified funds that invest primarily in domestic stocks, lost money in the fourth quarter, as did one of every three small-cap funds. More funds were in the red for the fourth quarter than in the previous three quarters combined. We believe that a higher level of volatility often precedes a period of lower returns.

   Combined with increased volatility was a change in market leadership among small-cap stocks during the second half. The value style of investing, which was the market laggard earlier in the year, became a market leader during the latter half. From the first of the year through the Russell 2000 peak on May 22, the Russell 2000 Value Index was up 10.3% while the Russell 2000 Growth Index was up a robust 20.9%. However, from the Russell 2000 peak in May through year-end, the Russell 2000 Value Index recorded a gain of 10.1% versus a decline of 8.0% for the Russell 2000 Growth Index, quite a reversal of events and perhaps a harbinger for the market in 1997.

THE THRILL OF REWARD AND THE DENIAL OF RISK

   Investment risk and reward are rarely discussed together, as investors typically focus on one or the other at a time. When times are good, the return portion of the equation dominates investors' conversations, and when times are bad, the risk portion moves to center stage. Although the most recent small-cap cycle clearly favored the 'return' component, the 'risk' segment is always worthy of equal consideration because it impacts the path of long-term returns. Risk involves both uncertainty and possibility of loss. Both aspects are measurable, and both are paramount to the Funds' management philosophy.

   To simplify matters, 'uncertainty' relates to fund volatility and is best measured using two gauges, standard deviation and beta. As the table below indicates, both Royce Value Trust ('RVT') and Royce Micro-Cap Trust ('OTCM') were among the 'lowest risk' funds out of the 34 closed-end domestic equity funds tracked by Morningstar, for the last three years.



                     MORNINGSTAR RISK*

                             RVT        OTCM
                             Rank       Rank
                             ----       ----
      Standard Deviation      3          4

      Beta                    5          3

      Mstar Risk Ratio        9          6

* As of December 31, 1966. Ranking of the lowest to highest out of the 34 funds in Morningstar's closed-end domestic equity objective category with three years of history.



   'Possibility of loss' is perhaps more important than statistical measures of volatility because it takes into account a fund's actual down market results. Morningstar risk ratio actually measures the concept of possibility of loss more effectively because it considers a fund's underperformance (on a monthly basis) relative to a safe and attainable return (3-month Treasury bills). Using this methodology, Royce Value Trust and Royce Micro-Cap Trust can be considered 'below-average risk' among a peer group of all domestic equity closed-end funds which are primarily large-cap focused.

   While we use various techniques to reduce risk, we cannot prevent the Funds' net asset values from going down during market downdrafts. However, both Funds typically have not declined as much during difficult periods when compared to their benchmark index, the Russell 2000. Since RVT's inception, there have been twelve down quarters for the Russell 2000. BOTH RVT AND OTCM OUTPERFORMED THE RUSSELL 2000 IN ALL DOWN QUARTERS SINCE THEIR INCEPTIONS.



    Russell 2000 Down Quarter Performance

    QTR         RUSSELL
   ENDED         2000        RVT*      OTCM*
   -----         ----        ---       ----
  12/31/94       -1.9%      -0.7%      -0.2%
   6/30/94       -3.9       -1.1       +0.1
   3/31/94       -2.7       -1.2       +.08
   6/30/92       -6.8       -2.8
   6/30/91       -1.6       +1.4
   9/30/90      -24.5      -17.8
   3/31/90       -2.1       -0.9
  12/31/89       -5.0       -2.1
  12/31/88       -0.6       -0.3
   9/30/88       -0.9       +2.8
  12/31/87      -29.2      -19.5
   6/30/87       -0.7       +1.2


   RVT outperformed the Russell 2000 in all down quarters since its inception.



   OTCM outperformed the Index in all
   down quarters since its inception.


*NAV performance



   Our focus on risk management remains an important part of our investment process. While individual market phases reward different risk profiles at different times, central to the management of the Funds is a belief that PAYING ATTENTION TO RISK DOES NOT DIMINISH LONG-TERM RETURNS. Although this flies in the face of modern portfolio theory, it remains one of our principal tenets.

WITHIN THE SMALL-CAP UNION:
ONE COUNTRY, TWO COASTS AND MANY STATES

   Many changes have taken place in the small-cap           [MAP OF THE
investment universe over the last ten years, and we now      UNITED STATES]
believe that small-cap stocks are no longer 'small' by previous standards; no longer 'unknown' as this sector is now regarded as a professional asset class; and no longer 'under-owned' as the number of small-cap mutual fund portfolios has grown to well over 400. What were once deemed small-cap stocks (under $300 million in market cap) ten years ago and beyond, are now better defined as 'micro-cap' securities by today's standards. The small-cap universe, which is presently defined as under $1 billion in market cap, is both broad (over 7,900 issues) and substantial ($1.3 trillion in total capitalization) and as different and diverse as California and Rhode Island.



   THIS LEADS TO AN IMPORTANT, BUT UNRECOGNIZED, ASPECT OF THE SMALL-CAP
MARKET -- IT IS REALLY TWO MARKETS IN ONE: SMALL-CAP AT THE UPPER END AND MICRO-CAP AT THE LOWER END OF THE CAPITALIZATION RANGE. On the surface, the distinction may seem subtle, but upon further investigation the differences are real and quantifiable.


             Two Distinct Markets

   Small-Cap             Micro-Cap
   $300 mil - $1 bil     $5 mil - $300 mil
   1,400 Companies       6,500 companies
   $810 bil total cap.   $470 bil total cap.

        Different performance
        Different liquidity
        Different institutional acceptance


   As we indicated earlier, in 1996 bigger was better in the equity market. This was also the case with the small-cap market, as the following table indicates:

                              WHY SIZE MATTERED IN
                              THE SMALL-CAP WORLD
                       'FROM CALIFORNIA TO RHODE ISLAND'



   S&P 600 PERFORMANCE RETURNS BY QUINTILE

Size (by quintiles)         1996 Performance
------------------          ----------------
  Largest 20%                    46.0%
  Next 20%                       29.7%
  Middle 20%                     23.3%
  Next 20%                        7.5%
  Smallest 20%                   -4.8%


   A similar example of this phenomenon was supplied by Prudential Securities' quantitative analyst, Claudia Mott. Upon examining year-to-date performance of the broadly based Nasdaq Composite through November 30, she found the top 10 contributors (most of which are large-cap oriented) had produced more than half of the Index's total return. When factoring out the top 100 contributors, she found the remaining 4,000+ securities had generated a net negative contribution for the year.

STILLNESS IN THE WATER

   Raymond Devoe, author of 'The Devoe Report,' recently
recounted a scuba-diving experience of some 30 years ago   [SHARK]
which evoked eerie analogies to the current investment climate. After receiving certification at his Caribbean beach hotel, Mr. Devoe swam off into the clear, blue waters of St. Thomas for his first reef dive. Making his way along the reef, he stopped near a large rock to enjoy an array of colorful plants and the tropical fish swimming casually among them. After ten minutes, Mr. Devoe realized something was terribly wrong -- the fish had disappeared as if they were hiding from something. He was left alone with the sound of his beating heart and escaping air bubbles. Not knowing the cause of the sudden 'stillness in the water,' he experienced a sense of panic and returned to the beach without incident, yet badly shaken.



   Mr. Devoe discussed his sensation with many other divers and most responded with curious looks. Years later he read Peter Mathiessen's 1971 book, Blue Meridian_--_The Search for the Great White Shark, and discovered that 'stillness in the water' takes place prior to great white shark attacks. The panic, or sense that something is wrong, occurs when the brain receives too many conflicting messages, leading to an eerie sensation that 'something's coming.' Divers who have survived shark attacks know the sensation and respond to it appropriately. They have developed instincts or intuition, and have the experience to rely on them.

   Currently, Mr. Devoe and other experienced investors (ourselves included) cite similar sensations of apprehension about the equity market. Although one would hardly describe the current equity market as 'standing still' or 'stillness in the water,' it does evoke a feeling of unease. In what has been the longest and strongest bull market in history, with the Dow Jones Industrial Average up over 4,000 points since October 1990, there is seemingly a universal acceptance that continued prosperity is nearly guaranteed. Although there haven't been any shark sightings in quite some time, our intuition tells us that we should not be quick to rule out the possibility. Our own sense of order is that markets are cyclical, volatility is to be expected, and performance expectations should be lower.

   We are not forecasting bad things for the market. However, our investment experience may be helpful in recognizing when things seem out of place. AN ESTABLISHED DECISION-MAKING FRAMEWORK (INVESTMENT PROCESS) HELPS US, LIKE ANY GOOD DIVER, AVOID THE MISTAKES OR MISSTEPS CAUSED BY PANIC OR FEAR.

THE ROAD AHEAD

   Charles Dow once observed, 'There is always a
disposition in peoples' minds to think that existing
conditions will be permanent.' In the last several   [TWO LANE ROAD WITH CLOUDS]
shareholder reports, we have documented why we believe that the equity market will be different over the next few years. These changes may already be underway, when one considers that the rolling 3-year average annual total returns for the Russell 2000, which peaked at 28.2% in September 1993, are now 13.7% as of December 1996. Furthermore, this Index is flat since its peak in late May.


   1996 gave us a higher level of market volatility and the shifting success of investment styles. If these changes continue, 1997 could be a very interesting year. We are excited about the recent results and remain enthused about the long-term prospects of our risk-averse style of investing. Your continued confidence is appreciated.

Sincerely,

Charles M. Royce          Jack E. Fockler, Jr.         W. Whitney George

Charles M. Royce          Jack E. Fockler, Jr.         W. Whitney George
  President                 Vice President               Vice President

February 3, 1997

PERFORMANCE REVIEWS AND PORTFOLIO ANALYSES FOR ROYCE VALUE TRUST AND ROYCE MICRO-CAP TRUST BEGIN ON PAGES 7 AND 9, RESPECTIVELY, OF THIS REPORT.

All performance information in this Report is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold.

Morningstar risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. The average score for the 34 funds in the domestic equity objective category with a three year history was
1.07 for the three years ended 12/31/96. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

The Russell 2000, Russell 2000 Growth, Russell 2000 Value, S&P 600 and S&P 500 are unmanaged indices of common stocks and include the reinvestment of dividends.

                               ROYCE VALUE TRUST
                               PERFORMANCE REVIEW

WHAT WE DO

Royce Value Trust ('RVT') is a closed-end fund that invests in small and micro-cap companies using a disciplined value approach.

HOW WE DID

1996 was a seminal year for Royce Value
Trust. The  Fund now  has 10  years  of
performance  history  and approximately
$441 million in  total net assets.  RVT
outperformed   the   popular  small-cap
oriented Russell  2000  Index  and  its
small-cap  performance  benchmark,  the
S&P 600  Index, in  the fourth  quarter
with  a 7.8% NAV return versus gains of
5.2% and 5.6%, respectively. The second
half emergence  of  value as  a  market
leader  within small-cap  was reflected
in the  pick up  in the  Fund's  fourth
quarter returns.


          PORTFOLIO DIAGNOSTICS

Median Mkt. Cap:               $267 mil
Wtd. Avg. P/E:                 13.5x
Wtd. Avg. P/B:                 1.6x
Wtd. Avg. Yield:               2.0%
Turnover Rate:                 34%
Avg. Daily Trading Vol.:       50,400


    RVT VERSUS RUSSELL 2000 & S&P 600
  VALUE OF $10,000 INVESTED ON 11/30/86

              [LINE GRAPH]


     TOTAL RETURNS THROUGH 12/31/96

                         NAV      MKT
                         ---      ---
 4th Quarter 1996:      +7.8%    +9.4%
 1-Year:                +15.5%   +16.3%
 5-Year Avg. Annual:    +15.1%   +14.0%
 10-Year Avg. Annual:   +12.7%   +10.4%


In spite of its strong second half, RVT was unable to catch up to both small-cap indices, which began the year with fast starts. For the full year, RVT provided a 15.5% NAV total return versus 16.5% for the Russell 2000 and 21.3% for the S&P
600. RVT's 15.1% average annual NAV total return for the last five years was comparable to both small-cap indices. For the last 10 years, RVT outperformed both, posting a 12.7% average annual NAV total return versus 12.4% for the Russell 2000 and 11.2% for the S&P 600.

We are as excited about the Fund's next 10 years as we were when we began in late 1986.

            RISK/RETURN COMPARISON
           FROM 11/30/86 TO 12/31/96

                Avg. Annual   Standard
               Total Return   Deviation     RUR
               ------------   ---------     ---
RVT                12.7%         12.0       1.06
Russell 2000       12.0%         18.2       0.66
S&P 600            10.7%         18.1       0.59

              Since its inception,
              RVT has outperformed
         both benchmarks on an absolute
           and a risk-adjusted basis.

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.



The Russell 2000 and S&P 600 are unmanaged indices of domestic small-cap stocks.

                               ROYCE VALUE TRUST
                                PORTFOLIO REVIEW


            FUND HIGHLIGHTS

 Net Assets:               $441,836,672
 NAV Per Share:            $14.32
 Market Price Per Share:   $12.625
 Shares Outstanding:       26,348,378


     PORTFOLIO INDUSTRY BREAKDOWN*

             [PIE CHART]

*Excludes cash and cash equivalents


          MARKET CAP EXPOSURE

              [BAR GRAPH]

             % of Portfolio
                                       % OF
    TOP TEN POSITIONS               NET ASSETS
    -----------------               ----------
 1. The Standard Register Co.          1.2%
 2. PXRE                               1.0%
 3. Ash Grove Cement                   1.0%
 4. Woodward Governor                  0.9%
 5. Marshall Industries                0.9%
 6. Florida Rock Industries            0.9%
 7. Wesco Financial                    0.9%
 8. Zenith National Insurance          0.9%
 9. International Semi-Tech Sr. Note   0.8%
10. Lilly Industries                   0.8%



          IDEAS THAT WORKED                        GOOD IDEAS AT THE TIME

   During calendar 1996, each of the Even the best small-cap companies following companies made meaningful are not immune to the business flu. positive contributions to our overall Usually, if their balance sheets are performance. Among these winners, strong and they have a history of high there were no examples of hot new internal returns, these companies will issues, high-priced takeovers or recover. We are generally well momentum miracles. Rather, our top rewarded for our persistence, although five performers emerged from a series rebounds can take longer than we of long-term investment decisions, anticipate. Unfortunately, a few of carefully considered and executed in our investments never recover. Our
prior  years.  We built our  positions   five worst performers in 1996 were:
when    business    conditions    were
difficult  and  other   investors  had
voted negatively on future prospects.

                        REALIZED AND                            REALIZED AND
      SECURITY         UNREALIZED GAIN        SECURITY         UNREALIZED LOSS
      --------         ---------------        --------         ---------------
Claire's Stores          $2,439,667       Scitex Corporation      $869,213
Ethan Allen Interiors     2,125,825       Sage Labs                741,000
The Standard Register Co. 1,995,937       Blair                    611,813
Woodward Governor         1,984,675       Catherines Stores        584,100
Stein Mart                1,886,346       Gryphon Holdings         581,000

                             ROYCE MICRO-CAP TRUST
                               PERFORMANCE REVIEW

WHAT WE DO

Royce Micro-Cap Trust ('OTCM') is a closed-end fund that uses a disciplined value approach to invest in companies with market capitalizations of $300 million or less. Due to the sector's size and limited institutional following, we believe there is more opportunity than in the general small-cap market to find pricing inefficiencies.

HOW WE DID

Royce Micro-Cap Trust now has three years of performance history and approximately $113 million in total net assets. It remains the only closed-end fund which focuses on the small-end of small-cap, the sector known as micro-cap. OTCM outperformed its relevant small-cap benchmark (Russell 2000 Index) for the fourth quarter, (8.2% vs. 5.2%), and finished just ahead for the full year (16.6% vs. 16.5%) on an NAV basis.


          PORTFOLIO DIAGNOSTICS

Median Mkt. Cap:               $156 mil
Wtd. Avg. P/E:                 12.7x
Wtd. Avg. P/B:                 1.5x
Wtd. Avg. Yield:               1.5%
Turnover Rate:                 51%


      OTCM (NAV) vs. Russell 2000
 Growth of $10,000 Invested on 12/31/93

             [LINE GRAPH]

 Since its inception, the Fund's micro-cap orientation has provided an edge versus the small-cap oriented Russell 2000.

     TOTAL RETURNS THROUGH 12/31/96

                         NAV      MKT
                         ---      ---
 4th Quarter 1996:      + 8.2%   +13.9%
 1-Year:                +16.6%   +13.9%
 3-Year Avg. Annual:    +14.9%   + 9.0%




The Fund's risk averse orientation was especially beneficial with the pick up in market volatility and the emergence of value as a market leader in the last six months of the year. Average annual NAV total returns for the last three years and since inception (12/14/93) periods for the Fund were 14.9% and 14.7%, respectively.

     We are encouraged by our initial results and the potential rewards afforded by the sector. We believe that micro-cap companies are what small-caps were 20 years ago in terms of return potential.


            RISK/RETURN COMPARISON
           FROM 12/31/93 TO 12/31/96

                Avg. Annual   Standard
               Total Return   Deviation     RUR
               ------------   ---------     ---
OTCM               14.9%         7.8        1.91
Russell 2000       13.7%        12.1        1.13

              Since its inception,
             OTCM has outperformed
      The Russell 2000 on both an absolute
           and a risk-adjusted basis.

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.


      The Russell 2000 is an unmanaged index of domestic small-cap stocks.
The Nasdaq Composite, an unmanaged index of small and large company stocks, was up 22.7% in 1996.

                             ROYCE MICRO-CAP TRUST
                                PORTFOLIO REVIEW

----------------------------------------
            FUND HIGHLIGHTS

 Net Assets:               $113,953,022
 NAV Per Share:            $9.38
 Market Price Per Share:   $8.25
 Shares Outstanding:       12,153,511
----------------------------------------

       PORTFOLIO INDUSTRY BREAKDOWN*

                [PIE CHART]

* Excludes cash and cash equivalents

           MARKET CAP EXPOSURE

                [BAR GRAPH]

                 % of Portfolio
                                       % OF
    TOP TEN POSITIONS               NET ASSETS
    -----------------               ----------
 1. New England Business Service       1.4%
 2. PXRE                               1.4%
 3. Florida Rock Industries            1.4%
 4. Matthews International             1.3%
 5. Penn Engineering & Manufacturing   1.2%
 6. Duff & Phelps Credit Rating        1.2%
 7. Sevenson Environment Services      1.1%
 8. Simpson Manufacturing              1.1%
 9. Lifetime Hoan                      1.1%
10. Gibson Greeting                    1.1%



          IDEAS THAT WORKED                        GOOD IDEAS AT THE TIME

   During calendar 1996, each of the Even the best small-cap companies following companies made meaningful are not immune to the business flu. positive contributions to our overall Usually, if their balance sheets are performance. Among these winners, strong and they have a history of high there were no examples of hot new internal returns, these companies will issues, high-priced takeovers or recover. We are generally well momentum miracles. Rather, our top rewarded for our persistence, although five performers emerged from a series rebounds can take longer than we of long-term investment decisions, anticipate. Unfortunately, a few of carefully considered and executed in our investments never recover. Our
prior  years.  We built our  positions   five worst performers in 1996 were:
when    business    conditions    were
difficult  and  other   investors  had
voted negatively on future prospects.

                        REALIZED AND                            REALIZED AND
      SECURITY         UNREALIZED GAIN        SECURITY         UNREALIZED LOSS
      --------         ---------------        --------         ---------------
Dreco Energy               $674,683       Chico's FAS             $405,798
Gulfmark International      656,018       Equity Oil               323,650
Cliff's Drilling            639,181       Richardson Electronics   263,000
Wet Seal                    593,970       Catherines Stores        255,194
Simpson Manufacturing       572,759       TBC                      204,625

     The Boards of Directors of Royce Value Trust, Inc. and Royce Micro-Cap Trust, Inc. have given the Funds' management the discretionary authority to cause each of the Funds to repurchase up to 300,000 shares of their common stock in open market and other transactions through December 31, 1997. Such repurchases would be effected at a price per share less than the then current net asset value, but not in excess of the then prevailing market price.

     The Boards of Directors of Royce Value Trust, Inc. and Royce Micro-Cap Trust, Inc. are authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Funds through rights offerings at a price per share that may be less than the then current net asset value of the Funds' common stock. The timing and terms of any such offerings are left to the Board's discretion.

                          ROYCE MICRO-CAP TRUST, INC.

     At a Special Meeting of Stockholders held on December 3, 1996, the Fund's stockholders approved the new Investment Advisory Agreement between the Fund and Quest Advisory Corp., as follows:

        VOTES CAST FOR     VOTES CAST AGAINST     VOTES ABSTAINED
        --------------     ------------------     ---------------

           8,397,503              108,366               57,232

                            ROYCE GLOBAL TRUST, INC.

     At the 1996 Annual Meeting of Stockholders (called for August 29, 1996 and adjourned to October 25, 1996), the Fund's stockholders approved: (i) a new investment advisory agreement between the Fund and Quest Advisory Corp.; (ii) the election of a new Board of Directors, consisting of (a) Charles M. Royce,
(b) Richard M. Galkin, (c) Stephen L. Isaacs and (d) David L. Meister; (iii) a change in the Fund's fundamental investment objectives; (iv) amended and restated articles of incorporation; and (v) the selection of new accountants.

        VOTES CAST FOR     VOTES CAST AGAINST     VOTES ABSTAINED
        --------------     ------------------     ---------------

     (i)    4,110,941           2,634,924              181,443
 (ii)(a)    4,408,812           N/A                  2,518,497
     (b)    4,398,578           N/A                  2,528,732
     (c)    4,395,738           N/A                  2,531,571
     (d)    4,394,875           N/A                  2,532,435
   (iii)    4,049,794           2,648,011              229,503
    (iv)    4,052,997           2,640,741              233,570
     (v)    5,591,433           1,156,127              179,747

     On or about October 18, 1996, the Fund's stockholders were informed of a proposal by Quest Advisory Corp. to voluntarily waive its advisory fee until a share of the Fund's Common Stock had a market value equivalent to the share's net asset value as of October 31, 1996 (as described in detail in a letter to the Fund's stockholders from Quest Advisory Corp.), and they were offered an opportunity to change their votes. At least one beneficial holder changed its votes on October 23, 1996, before the Annual Meeting. However, such changed votes were inadvertently not cast by the record holder of the shares at the October 25, 1996 Annual Meeting. Had such votes been cast at the Annual Meeting, the voting results would have been the following:

        VOTES CAST FOR     VOTES CAST AGAINST     VOTES ABSTAINED
        --------------     ------------------     ---------------

     (i)    4,476,006           2,269,859              181,443
 (ii)(a)    4,408,812           N/A                  2,518,497
     (b)    4,398,578           N/A                  2,528,732
     (c)    4,395,738           N/A                  2,531,571
     (d)    4,394,875           N/A                  2,532,435
   (iii)    4,414,859           2,282,946              229,503
    (iv)    4,418,062           2,275,676              233,570
     (v)    5,591,433           1,156,127              179,747

                            ------------------------

     The 1997 Annual Meetings of the Funds' Stockholders are scheduled to be held on April 29, 1997, at the Funds' offices in New York. The purposes and times of the meetings will be set forth in the Proxy Statement you will receive in the mail shortly.

--------------------------------------------------------------------------------
DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN?
     Distributions of net investment income, if any, and capital gains are normally made in December. The Funds' Distribution Reinvestment and Cash Purchase Plans offer you an automatic way to reinvest your dividends and capital gains distributions in additional shares of a Fund, increasing your holdings in the Fund. Reinvestment of the annual distribution is done at market price, without commissions. The number of shares to be issued to a stockholder will be determined by dividing the amount of the distribution payable to the stockholder by the lower of (i) the last reported sale price of a share of the Fund's common stock on the valuation date, which follows the record date, or (ii) the net asset value per share on the valuation date, provided that the Fund will not issue new shares at a discount of more than 5% from the last reported sale price on that date.
     The Plan also allows registered stockholders to make optional cash purchases of shares of a Fund's common stock through the Plan Agent and to deposit certificates representing your Fund shares with the Plan Agent for safekeeping. Stockholders should refer to the Plan document for information on these options.

HOW DO REGISTERED STOCKHOLDERS PARTICIPATE IN THE PLAN?
     If your shares are registered directly with a Fund, you are automatically a participant in its Plan unless you have instructed the Plan Agent in writing otherwise. The Plan Agent must receive the instructions not less than 10 days prior to the record date for a distribution in order to be effective for that distribution. A registered stockholder may also receive the distribution in the form of a stock certificate for the full shares and a check for the fractional share if the Plan Agent is properly notified. Stockholders who elect to not participate in the Plan will receive all distributions in cash, paid by check mailed directly to the stockholder by State Street Bank and Trust Company, dividend paying agent and Plan Agent.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM, BANK OR OTHER NOMINEE?
     If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, we still expect them to automatically reinvest distributions on your behalf. Please consult with your brokerage firm, bank or other nominee to be certain that it is reinvesting distributions on your behalf. If your nominee is unable to reinvest distributions on your behalf, you should instruct your nominee to have your shares registered in your name in order to participate.

HOW WILL I KNOW HOW MANY SHARES I HAVE?
     The Plan Agent maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a shareholder meeting or by proxy. A participant may also send other stock certificates held by them to the Plan Agent to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. The Plan Agent's fees for the processing of the distribution reinvestment are paid for by the Fund. A participant may terminate his/her account under the Plan by written notice to the Plan Agent. Termination will be effective as described in the Plan. If a participant elects to sell his/her shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

WHAT IF I NEED MORE INFORMATION?
     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston MA 02266-8200, telephone (800) 426-5523.

                                     [Logo]

                          1414 Avenue of the Americas
                               New York, NY 10019

                  FOR GENERAL INFORMATION, TELEPHONE SERVICES,
                      ADDITIONAL REPORT COPIES & INQUIRIES
                                 1-800-221-4268

                      STATE STREET BANK AND TRUST COMPANY
                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR
                                 1-800-426-5523

                     SERVICES FOR INVESTMENT PROFESSIONALS
                      FUND MATERIALS, PERFORMANCE UPDATES
                           1-800-59-ROYCE (597-6923)

              LOOK FOR OUR REVISED WEB SITE IN THE SPRING OF '97!
          COMPARE UPDATED FUND PERFORMANCE, CHAT WITH OTHER INVESTORS,
                          MEET THE PORTFOLIO MANAGERS,
              FIND OUT WHAT'S NEW - WE LOOK FORWARD TO YOUR VISIT!

                           HTTP://WWW.ROYCEFUNDS.COM

                  YOU CAN ALSO REACH THE ROYCE FUNDS BY E-MAIL

                               FUNDS@ROYCENET.COM